UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2013

GLOBAL BRASS AND COPPER

HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35938	06-1826563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

475 N. Martingale Road Suite 1050 Schaumburg, IL	60173
(Address of principal executive offices)	(Zip Code)

(847) 240-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On November 11, 2013, Global Brass and Copper Holdings, Inc. (the “Company”) issued a press release reporting its operating results for the third quarter of 2013. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2013, Michael Psaros, Chairman of the Board of Directors (the “Board”) of the Company, resigned from his role as Chairman of the Board, effective immediately. Mr. Psaros will remain a member of the Board. To succeed Mr. Psaros, the Board unanimously elected Chief Executive Officer John Walker as Executive Chairman of the Board, effective immediately. A copy of the press release announcing this appointment is attached hereto as Exhibit 99.2 and incorporated by referenced hereto.

On November 7, 2013, Jay Bernstein resigned as a director of the Company, effective immediately. Mr. Bernstein was a director designated by Halkos Holdings, LLC (“Halkos”) pursuant to its investor rights agreement with the Company (the “Investor Rights Agreement”). In connection with the Company’s recently completed secondary public offering of common stock, Halkos’ ownership of Company stock was reduced from 61.5% to 34.4%. As a result of this reduction in Halkos’ beneficial ownership of the Company, under the terms of the Investor Rights Agreement, Halkos is reducing its Board representation through the resignation of Mr. Bernstein. Mr. Bernstein’s resignation is not the result of any disagreement between himself and the Company.

Section 8 – Other Events

Item 8.01 Other Events

On November 7, 2013, the Company announced that its Board has approved the initiation of a quarterly cash dividend to its shareholders. The initial quarterly dividend of $0.0375 per share on the Company’s common stock is payable on December 6, 2013 to all shareholders of record as of November 19, 2013. A copy of the press release regarding the dividend is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Exhibit Description

99.1	Press release issued November 11, 2013, furnished herewith.

99.2	Press release issued November 7, 2013.

99.3	Press release issued November 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL BRASS AND COPPER HOLDINGS, INC.

Date: November 12, 2013	By:	/s/ Robert T. Micchelli
		Name:	Robert T. Micchelli
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release issued November 11, 2013, furnished herewith.

99.2	Press release issued November 7, 2013.

99.3	Press release issued November 7, 2013.

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